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                                                                     EXHIBIT 10



                                 ARTHUR ANDERSEN LLP




                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included or made a part of this Registration Statement File No. 33-59541 for Hartford Life Insurance Company Separate Account Two (DC Variable Account-II) on Form N-4.

                                               /s/ Arthur Andersen LLP
Hartford, Connecticut
April 13, 1998